Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Morris and Marvin Angel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Direct LED, Inc. on Form 10-K for the period ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of  Direct LED, Inc.

Dated: April 1, 2013	/s/ John Morris
John Morris CEO, CTO Principal Executive Officer Principal Accounting Officer

/s/ Marvin Angel
Marvin Angel COO Director

A signed original of this written statement required by Section 906 has been provided to Direct LED, Inc. and will be retained by Direct LED, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.